Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLET ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Senior Vice President and Chief Financial Officer of Genome Therapeutics Corp. (the “Company”) does hereby certify that to my knowledge:

1)	the Company’s Report on Form 10-Q for the quarter ended September 27, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Company’s Report on Form 10-Q for the quarter ended September 27, 2003, fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Stephen Cohen

Stephen Cohen Senior Vice President & Chief Financial Officer
Dated: November 11, 2003